SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):August 9, 2004

GUILFORD PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23736	52-1841960

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

6611 Tributary Street
Baltimore, Maryland		21224

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 631-6300

(Former name or former address, if changed since last report)

Exhibit Index is on page 4.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

     On August 9, 2004, Craig R. Smith, M.D., the Chairman of the Board, President and Chief Executive Officer of Guilford Pharmaceuticals Inc. (the “Company”), made a presentation regarding the Company’s financial performance for the quarterly period ended June 30, 2004, as well as the Company’s financial outlook for the remainder of the calendar year . A copy of that presentation is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Presentation by Craig R. Smith, M.D., regarding the financial performance of Guilford Pharmaceuticals Inc. (the “Company”) for the quarterly period ended June 30, 2004, as well as the Company’s financial outlook for the remainder of the calendar year .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUILFORD PHARMACEUTICALS INC.

Dated: August 10, 2004	By:	/s/ Asher M. Rubin

Asher M. Rubin
Vice President, General Counsel and
Secretary

INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description	Page
99.1	Presentation by Craig R. Smith, M.D.	5